UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: November 9, 1998

                              MEDIX RESOURCES, INC
             (Exact name of registrant as specified in its charter)

         Colorado                   000-24768             84-1123311
(State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            (File Number)      Identification No.)


  7100 East Belleview Ave., Suite 301, Englewood, CO        80111
-----------------------------------------------------  ----------------
       (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code: (303) 741-4828

                                      None
           (Former name or former address, if changes since last report)

Item 5. Other Events
Press release dated November 9, 1998 announcing the initiation of an Internet based medical communications network product pilot project.


                                                       Reg. S-K
Exhibit No.                 Description                Item No.

*99.1                       Press release              99

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MEDIX RESOURCES, INC.



Date: November 13, 1998    By:/s/ John P. Yeros
                           John P. Yeros, President and Chief Executive Officer